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                       SUPPLEMENT DATED NOVEMBER 3, 2003
                                       TO
                         PROSPECTUSES DATED MAY 1, 2003


This Supplement is intended to be distributed with REVOLUTION EXTRA II VARIABLE ANNUITY and REVOLUTION VALUE II VARIABLE ANNUITIES prospectuses dated May 1, 2003 for certain variable annuity contracts issued by John Hancock Life Insurance Company and sold through the above-referenced prospectuses in:

                                  CONNECTICUT.

Notwithstanding any language in the prospectuses to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in
Connecticut:

UNAVAILABLE OPTIONAL BENEFIT RIDER

     The Accumulated Value Enhancement ("CARESolutions Plus") Rider is unavailable in Connecticut and all references to this optional benefit rider in the prospectuses should be disregarded.

CANCELLATION OF YOUR CONTRACT

     The following information supplements the response to the question "Can I return my contract?" in the Basic Information section of the prospectuses:

     You may also cancel your contract before it is actually delivered to you by writing to our Annuity Servicing Office at the address shown on page 2 in the prospectus. If you cancel your contract before it is actually delivered to you, you will receive a refund of any premiums you've paid.

MODIFIED WITHDRAWAL CHARGE

     The following information replaces the section entitled "When withdrawal charges don't apply" in the Basic Information section of the prospectuses:

     When withdrawal charges don't apply

     We don't assess a withdrawal charge in the following situations:

..    on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

..    on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

..    on certain withdrawals if a covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

..    when a covered person has been diagnosed with a chronic illness and is receiving qualified long-term care service to the extent so provided in your contract.

     The "covered persons" are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASE A CONTRACT WHEN EITHER OF THE COVERED PERSONS IS OLDER THAN 79 YEARS.